UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 13, 2004

West Bancorporation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Iowa	0-49677	42-1230603
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1601 22nd Street, West Des Moines, IA		50266
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	515-222-2300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 13, 2004, West Bancorporation, Inc. (the "Compnay") issued a press release announcing that the Board of Directors of the Company accepted the retirement of David R. Milligan as Executive Vice President and the Board of Directors of West Bank, the Company's principal subsidiary, accepted his retirement as Chairman and Chief Executive Officer. Both retirements are effective December 31, 2004. Thomas E. Stanberry was elected Chairman and Chief Executive Officer of West Bank effective January 1, 2005.

Item 7.01. Regulation FD Disclosure.

The information contained in this Press Release may contain forward-looking statements about the Company’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Certain statements in this news release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: competitive pressures, pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Securities and Exchange Commission and/or the Federal Reserve Board, and customers’ acceptance of the Company’s products and services. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99: Press Release of West Bancorporation, Inc. dated October 14, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc. (Registrant)

October 14, 2004	By:	Douglas R. Gulling

Name: Douglas R. Gulling
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

EX-99	Press Release of West Bancorporation, Inc. dated October 14, 2004